UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

ST. BERNARD SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science
San Diego, CA 92128
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Lease Agreement

On August 2, 2010, St. Bernard Software, Inc., a Delaware corporation (the “Company”) entered into a lease agreement (the “New Lease”) with Kilroy Realty, L.P., a Delaware limited partnership (the “Lessor”), for approximately 28,633 square feet of the first floor of a building located at 15333 Avenue of Science, Suite 100, San Diego, CA 92128 (the “Premise”). The Company’s current lease, located at 15015 Avenue of Science, is scheduled to expire on December 31, 2010.  Starting on January 1, 2011 the Premise will serve as the Company’s new headquarters.

The New Lease commences January 1, 2011, has a term of sixty-five (65) months from the commencement date and provides for a one time termination option at the end of the fourth (4th) year. The New Lease provides for an initial monthly Base Rent payment through December 31, 2011 of one dollar and eighty-five cents ($1.85) per rentable square foot per month, separately metered utilities, and an escalation clause under which annual rent is increased three percent (3.0%) per annum at each anniversary date.

The New Lease provides that as long as Company is not in economic or material non-economic default (beyond the applicable notice and cure period), Company’s obligation to pay monthly Base Rent for the months of February 2011, March 2011, January 2012, January 2013, and January 2014 shall be abated.  In addition, and as long as the Company is not in economic or material non-economic default, for the month of January 2011, as well as for the period commencing April 1, 2011, and ending December 31, 2011, the Company will only be required to pay a monthly Base Rent in the amount of $46,250 instead of $52,971.05.

Pursuant to the terms of the Lease, the Company agreed to issue to the Lessor a Letter of Credit for the initial amount of $250,000.

The description of the terms and conditions of the New Lease set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the New Lease as attached as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Lease Agreement is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Lease Agreement, dated August 2, 2010, between St. Bernard Software, Inc., and Kilroy Realty, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: August 6, 2010	By:	/s/ Louis E. Ryan
Louis E. Ryan
Chief Executive Officer and Chairman of the Board of Directors